SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 31, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009               36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:      (309) 697-4400

Item 2.   ACQUISTIION OR DISPOSITION OF ASSETS

     On December 31, 2002, ROHN Industries, Inc. ("ROHN") and certain of its subsidiaries entered into an agreement with FOGSON, L.L.C. ("FOGSON"), a special purpose entity created by the lenders under ROHN's bank credit facility, to sell and transfer a portion of ROHN's assets (including those of its subsidiaries) to FOGSON (the sale, the "Asset Transfer").

     The closing of the Asset Transfer occurred on December 31, 2002. ROHN filed a Current Report on Form 8-K on January 6, 2003, which described the material terms of the Asset Transfer and which included the related Asset Purchase Agreement and written consent of Rohn's majority stockholder as exhibits. The Form 8-K also disclosed that ROHN's previously announced sale of its facilities in Casa Grande, Arizona had closed.

     This Form 8-K/A amends the Form 8-K filed on January 6, 2003 and is being filed to present pro forma financial information required pursuant to
Article 11 of Regulation S-X. The pro forma financial information is included in Item 7(b).

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (b)  Pro Forma Financial Information

     The following unaudited pro forma consolidated statements of income reflect the historical results of ROHN for the nine month period ended September 30, 2002 and the twelve month period ended December 31, 2001, adjusted to give pro forma effect to the Asset Transfer as if the transaction had occurred at the beginning of the earliest period presented.

     The following unaudited pro forma balance sheet as of September 30, 2002 reflects the historical accounts of ROHN as of that date adjusted to give pro forma effect to the Asset Transfer as if the transaction had occurred as of September 30, 2002.

     The pro forma consolidated financial statements should be read in conjunction with the Consolidated Financial Statements and related notes and the unaudited financial statements and related notes of ROHN for the quarter and nine months ended September 30, 2002, which are included in ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. ROHN believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial statements. The pro forma financial statements should not be construed to be indicative of ROHN's financial condition or results of operations had the Asset Transfer been consummated on the dates assumed and are not intended to project ROHN's financial condition on any future date or results of operations for any future period.


                   ROHN INDUSTRIES, INC. AND SUBSIDIARIES
                          PRO FORMA BALANCE SHEET
                               (in thousands)
                                (unaudited)

                                                                                 September 30, 2002
                                                      ---------------------------------------------------------------------------
                                                                     Casa Grande                     Asset            Retained
                                                      As Reported    Adjustments        Subtotal     Transfer         Business
                                                      -------------  --------------    -----------   -------------    -----------
                                        Assets
                                        ------

CURRENT ASSETS
--------------
   Cash and cash equivalents                          $        370    $          -            370    $          -     $      370
   Accounts, notes and other receivables, net               22,709               -         22,709          (1,780)(6)     20,929
   Inventories                                              22,665               -         22,665         (10,284)(6)     12,381
   Prepaid income taxes                                      5,506           2,236  (2)     7,742          12,541 (7)     20,283
   Current deferred income taxes                             5,786               -          5,786          (2,271)(8)      3,515
   Prepaid expenses                                          1,370               -          1,370               -          1,370
                                                      -------------  --------------    -----------   -------------    -----------
     TOTAL CURRENT ASSETS                                   58,406           2,236         60,642          (1,794)        58,848
                                                      -------------  --------------    -----------   -------------    -----------

   Plant and equipment, net                                 40,003          (5,316) (3)    34,687         (21,820)(6)     12,867
   Other assets                                              4,736          (1,486) (4)     3,250             960 (9)      4,210
   Long term assets of discontinued operations               2,086               -          2,086               -          2,086
                                                      -------------  --------------    -----------   -------------    -----------

        TOTAL ASSETS                                  $    105,231   $      (4,566)    $  100,665    $    (22,654)    $   78,011
                                                      =============  ==============    ===========   =============    ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------

CURRENT LIABILITIES
-------------------
   Current portion of long term debt                  $     37,415   $      (2,602) (1)$   34,813    $     (7,398)(10)$   27,415
   Accounts payable                                         12,840               -         12,840               -         12,840
   Accrued liabilities and other                             8,354            (101)(13)     8,253           1,788 (11)    10,041
   Deferred revenue                                            606               -            606               -            606
   Liabilities of discontinued operations                      119               -            119               -            119
                                                      -------------  --------------    -----------   -------------    -----------
     TOTAL CURRENT LIABILITIES                              59,334          (2,703)        56,631          (5,610)        51,021
                                                      -------------  --------------    -----------   -------------    -----------

OTHER LIABILITIES
-----------------
   Long term debt and other obligations                          -               -              -               -              -
   Nonpension post retirement benefits                       4,353               -          4,353               -          4,353
                                                      -------------  --------------    -----------   -------------    -----------

     TOTAL LIABILITIES                                      63,687          (2,703)        60,984          (5,610)        55,374
                                                      -------------  --------------    -----------   -------------    -----------

STOCKHOLDERS' EQUITY
--------------------
   Common Stock, $0.01 par value - 80,000 shares               412               -            412               -            412
   authorized and 40,889 shares issued and
   outstanding
   Capital Surplus                                          13,920               -         13,920               -         13,920
   Retained earnings                                        31,198          (1,863) (5)    29,335         (17,044)(12)    12,291
   Comprehensive income/(expense)                           (1,483)              -         (1,483)              -         (1,483)
   Less: Treasury stock, 380 shares, at cost                (2,384)              -         (2,384)              -         (2,384)
         Unearned portion of restricted stock                 (119)              -           (119)              -           (119)
                                                      -------------  --------------    -----------   -------------    -----------
     TOTAL STOCKHOLDERS' EQUITY                             41,544          (1,863)        39,681         (17,044)        22,637
                                                      -------------  --------------    -----------   -------------    -----------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $    105,231   $      (4,566)    $  100,665    $    (22,654)    $   78,011
                                                      =============  ==============    ===========   =============    ===========

               (1) Net cash proceeds received from the sale of the Casa Grande real estate.
               (2) Current federal tax benefit from the sale of the Casa Grande real estate.
               (3) Represents the net book value of the Casa Grande real estate sold.
               (4) Represents the reversal of deferred taxes associated with the Casa Grande real estate.
               (5) Represents the aftertax book loss associated with the sale of the Casa Grande real estate.
               (6) Represents the net book value of the assets disposed of in the Asset Transfer.
               (7) Current federal tax benefit from the sale of the assets included in the Asset Transfer.
               (8) Represents the reversal of current deferred taxes associated with the assets included in the Asset Transfer.
               (9) Represents the reversal of deferred taxes associated with the Asset Transfer.
               (10) Represents the net reduction in debt consideration
                    received from the sale of the assets included in the Asset Transfer.
               (11) Represents severence liabilities from the sale of the assets included in the Asset Transfer.
               (12) Represents the aftertax book loss associated with the sale of the assets included in the Asset Transfer.
               (13) Property taxes for 2002 paid as part of the closing on the Casa Grande real estate.


     CONTINGENT LIABILITY
     --------------------

     During 2002, ROHN initiated a testing and repair program on internal flange poles sold by ROHN since 1999. Through September 2002, ROHN had expensed $3.7 million and was largely complete with the program. In
     October 2002, ROHN was contacted by an employee of an independent testing organization retained by ROHN to assist in the internal flange pole tetsting program. This individual alleged certain problems with that organization's test results that called into question the integrity of those results. ROHN's own investigation of the individual's allegations confirmed certain problems with that organization's test results. ROHN is still in the process of evaluating the full nature and extent of the problems. Additionally, a customer has recently notified ROHN that, in light of these new issues, it has commenced its own testing and repair program of the internal flange poles that it purchased from ROHN. The customer also recently notified ROHN that it expects reimbursement for any losses and expenses it incurs in testing and repairing any problems with internal flange poles. Although ROHN's exposure to potential liability to its customer cannot be estimated at this time, the amount is likely to be material to ROHN.



                                        ROHN INDUSTRIES, INC. AND SUBSIDIARIES
                                            PRO FORMA STATEMENTS OF INCOME
                                          (in thousands except per share data)
                                                       (unaudited)

                                                                             Nine Months Ended September 30, 2002
                                                   ---------------------------------------------------------------------------
                                                                  Casa Grande                        Asset          Retained
                                                   As Reported    Facility           Subtotal       Transfer        Business
                                                   -------------  --------------    -----------   -------------    -----------

Net Sales                                      $       87,048   $           149 (1)$    86,899    $      18,129 (6) $   68,770
Cost of Products Sold                                  83,350               888 (2)     82,462           18,807 (7)     63,655
                                               ---------------  ----------------   ------------   --------------    -----------
Gross Profit                                            3,698              (739)         4,437             (678)         5,115
                                                         4.2%           -496.0%           5.1%            -3.7%           7.4%

Operating Expenses:
   Selling Expense                                      5,737                 -          5,737              358 (8)      5,379
   General and Administrative Expense                  10,044                 6 (3)     10,038              561 (9)      9,477
                                               ---------------  ----------------   ------------   --------------    -----------
Total Operating Expense                                15,781                 6         15,775              919         14,856
                                                        18.1%              4.0%          18.2%             5.1%          21.6%

Operating (Loss) / Income                             (12,083)             (745)       (11,338)          (1,597)        (9,741)
                                                       -13.9%           -500.0%         -13.0%            -8.8%         (14.2%)

Interest Income                                           118                 -            118                -            118
Interest Expense                                        2,527                 3 (4)      2,524                5 (10)     2,519
Other Income                                              170                 -            170                -            170
                                               ---------------  ----------------   ------------   --------------    -----------

(Loss) / Income Before Taxes                          (14,322)             (748)       (13,574)          (1,602)       (11,972)

Income Tax (Benefit) / Provision                       (5,514)             (288)(5)     (5,226)            (617)(10)    (4,609)
                                               ---------------  ----------------   ------------   --------------    -----------

Net (Loss) / Income Before Extraordinary Item  $       (8,808)  $          (460)   $    (8,348)   $        (985)    $   (7,363)
                                               ===============  ================   ============   ==============    ===========

Earnings per Share Before Extraordinary Item:
   Basic:
     (Loss) / Income                                   $(0.21)           $(0.01)        $(0.20)          $(0.02)        $(0.18)
   Diluted:
     (Loss) / Income                                   $(0.21)           $(0.01)        $(0.20)          $(0.02)        $(0.18)

Weighted Average Shares Outstanding:
   Basic                                               41,103            41,103         41,103           41,103         41,103
                                               ===============  ================   ============   ==============    ===========
   Diluted                                             41,188            41,188         41,188           41,188         41,188
                                               ===============  ================   ============   ==============    ===========


               (1) Represents net sales of Equipment Enclosures Segment from the Casa Grande facility.
               (2) Represents cost of goods sold and facility related expenses for the Casa Grande facility.
               (3) Represents direct Selling and General and Administrative expenses for the Casa Grande facility.
               (4) Represents interest expense paid on property taxes for the Casa Grande facility.
               (5) Represents tax benefit based on the statutory rates for the respective period.
               (6)  Represents net sales for the Equipment Enclosures
                    Segment for product manufactured at the Bessemer, Alabama facility.
               (7) Represents cost of goods sold for the Equipment Enclosures Segment for product manufactured at the Bessemer, Alabama facility ($17,801) and depreciatiation for the Tower Segment associated with the building and machinery and equipment remaining in Peoria ($1,006).
               (8) Represents direct selling expenses for the Equipment Enclosures Segment from the Bessemer, Alabama facility ($253), direct selling expenses for the Tower Segment in Brazil ($105).
               (9) Represents direct General and Administrative expenses for Equipment Enclosures Segment from the Bessemer, Alabama facility ($561).
               (10) Represents tax benefit based on the statutory rates for the respective period.



                                        ROHN INDUSTRIES, INC. AND SUBSIDIARIES
                                            PRO FORMA STATEMENTS OF INCOME
                                        (in thousands except per share data)
                                                    (unaudited)

                                                                    Twelve Months Ended December 31, 2001
                                                 ------------------------------------------------------------------------------
                                                                   Casa Grande                        Asset           Retained
                                                    As Reported     Facility         Subtotal        Transfer         Business
                                                 --------------  ---------------   -------------  --------------     ----------
Net Sales                                        $     238,135   $        8,910 (1)$    229,225   $       90,231 (6) $ 138,994
Cost of Products Sold                                  199,616            7,685 (2)     191,931           78,296 (7)   113,635
                                                 --------------  ---------------   -------------  ---------------    ----------
Gross Profit                                            38,519            1,225          37,294           11,935        25,359
                                                         16.2%            13.7%           16.3%            13.2%         18.2%

Operating Expenses:

   Selling Expense                                      11,366              169 (3)      11,197            2,366 (8)     8,831
   General and Administrative Expense                   24,351            4,479 (4)      19,872            2,415 (9)    17,457
                                                 --------------  ---------------   -------------  ---------------    ----------
Total Operating Expense                                 35,717            4,648          31,069            4,781        26,288
                                                         15.0%            52.2%           13.6%             5.3%         18.9%

Operating (Loss) / Income                                2,802           (3,423)          6,225            7,154          (929)
                                                          1.2%           -38.4%            2.7%             7.9%         (0.7%)

Interest Income                                            606                -             606                -           606
Interest Expense                                         3,843                -           3,843               85 (10)    3,758
Other Income                                                 -                -               -                -             -
                                                 --------------  ---------------   -------------  ---------------    ----------

(Loss) / Income Before Taxes                              (435)          (3,423)          2,988            7,069        (4,081)

Income Tax (Benefit) Provision                            (167)          (1,315)(5)       1,148            2,721 (11)   (1,573)
                                                 ----------------------------------------------------------------    ----------

Net (Loss) / Income Before Extraordinary Item    $        (268)  $       (2,108)   $      1,840   $        4,348     $  (2,508)
                                                 ==============  ===============   =============  ===============    ==========

Earnings per Share Before Extraordinary Item:
   Basic:

     (Loss) / Income                                    $(0.01)          $(0.05)          $0.04            $0.10        $(0.06)
   Diluted:
     (Loss) / Income                                    $(0.01)          $(0.05)          $0.04            $0.10        $(0.06)

Weighted Average Shares Outstanding:

   Basic                                                44,546           44,546          44,546           44,546        44,546
                                                 ==============  ===============   =============  ===============    ==========
   Diluted                                              45,008           45,008          45,008           45,008        45,008
                                                 ==============  ===============   =============  ===============    ==========


               (1) Represents net sales of Equipment Enclosures Segment from the Casa Grande facility.
               (2) Represents cost of goods sold for Equipment Enclosures Segment from the Casa Grande facility.
               (3)  Represents direct Selling and General and
                    Administrative expenses for the Casa Grande facility.
               (4) Represents tax benefit based on the statutory rates for the respective period.
               (5) Represents tax benefit based on the statutory rates for the respective period.
               (6)  Represents net sales for the Equipment Enclosures
                    Segment for product manufactured at the Bessemer, Alabama facility.
               (7) Represents cost of goods sold for the Equipment Enclosures Segment for product manufactured at the Bessemer, Alabama facility ($77,253), depreciatiation for the Tower Segment associated with the building and machinery and equipment remaining in Peoria ($1,042), and cost of goods sold associated with the Brazil office ($1).
               (8) Represents direct selling expenses for the Equipment Enclosures Segment from the Bessemer, Alabama facility ($2,241) and direct selling expenses for the Tower Segment in Brazil ($125).
               (9) Represents direct general and administrative expenses for the Equipment Enclosures Segment from the Bessemer, Alabama facility ($2,415).
               (10) Reduction in interest expense represents elimination of interest expense incurred for three month on the industrial development bonds associated with the Bessemer, Alabama facility.
               (11) Represents tax expense based on the statutory rates for the respective period.


          (c)  Exhibits

               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROHN INDUSTRIES, INC.

Dated:  January 15, 2003         By:  /s/ Alan R. Dix
                                     ---------------------------------
                                     Alan R. Dix
                                     Vice President and Chief Financial Officer